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                                                                  EXHIBIT 10.15

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made and entered into as of the 1st day of October, 1996, by and among MAZEL STORES, INC., an Ohio corporation (the "Company"), MAZEL/D&K, INC., an Ohio corporation ("Mazel/D&K"), ZS MAZEL L.P., a Delaware limited partnership ("ZSM"), ZS MAZEL II L.P., a Delaware limited partnership ("ZSMII") and ZS MAZEL, INC., a Delaware corporation ("ZSMI," and together with ZSM and ZSMII, "ZS Fund") to evidence the following agreements and understandings:

                                   WITNESSETH:
                                   -----------

         WHEREAS, on September 11, 1996, the Company filed with the Commission, under the Securities Act, a registration statement on Form S-1 (the "Registration Statement") with respect to an aggregate of 2,466,750 shares of Common Stock (including 321,750 shares of Common Stock which certain underwriters have the option to purchase to cover over-allotments, if any). The public distribution of the shares of Common Stock described in the Registration Statement is hereinafter referred to as the "Initial Public Offering");

         WHEREAS, immediately following the completion of the Initial Public Offering, and assuming all of the shares of Common Stock offered for sale pursuant to the Initial Public Offering have been sold and assuming further that the over-allotment option granted to certain underwriters have not been exercised Mazel/D&K and ZS Fund will own approximately 2,228,601 and 2,745,770 shares of Common Stock, respectively, representing 26.7% and 32.9%, respectively, of the issued and outstanding shares of Common Stock of the Company, on a post-offering basis; and

         WHEREAS, the Company has agreed to grant certain registration rights to Mazel/D&K and ZS Fund on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

             1.1 "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

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             1.2 "COMMON STOCK" shall mean the Common Stock, without par value, of the Company.

             1.3 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

             1.4 "HOLDERS" shall mean Mazel/D&K and ZS Fund and their permitted successors and assigns, heirs and personal representatives. Holders shall include (a) with respect to any Holder which is an individual, such Holder's spouse or descendants (including through adoption and by marriage), parents, siblings and descendants of siblings or any trust established by such Holder for the benefit of any of the foregoing, or any person receiving Registrable Securities pursuant to the laws of descent and distribution, (b) with respect to any Holder that is an entity, affiliates (within the meaning of Rule 144) of such entity, (c) with respect to an estate, the persons entitled to receive Registrable Securities pursuant to the laws effecting such estate, (d) such charitable organizations that the Company may approve, such approval not to be unreasonably withheld and (e) any Person receiving Registrable Securities pursuant to Section 6(a).

             1.5 "PUBLIC SECURITIES" means shares of Common Stock which: (a) have been sold pursuant to an effective registration statement, (b) have otherwise been transferred (including transfers pursuant to Rule 144) in a transaction in which new certificates not bearing a legend restricting further transfer have been delivered by the Company or (c) due to the passage of time or other circumstances can be sold publicly without volume or other restrictions and without registration under the Securities Act.

             1.6 "REGISTRABLE SECURITIES" shall mean collectively, the shares of Common Stock held by the Holders and any other securities (other than Public Securities) issued or issuable by the Company, into which, or for which, the shares of Common Stock will be converted or exchanged pursuant to the terms thereof or resulting from any other reorganization, combination, recapitalization, restructuring, or the like of the Company, and any security into which or for which such security may be converted or exchanged.

             1.7 "PERSON" shall mean an individual, corporation, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

             1.8 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         2.  DEMAND REGISTRATION.

             2.1 REQUEST TO REGISTER. Each of the Holders of Registrable Securities then outstanding may request the Company to register for sale under the Securities Act all or any portion

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of its Registrable Securities held by such Holder, PROVIDED, HOWEVER, that no such request for registration may be made at any time prior to 180 days following completion of the Initial Public Offering. Each Holder may make two
(2) requests only, unless the Company is unable to register the requested shares pursuant to Section 2.7.

             2.2. OBLIGATION TO REGISTER. Upon receipt of such request, the Company shall use its best efforts to cause the shares of Common Stock held by the requesting Holder to be registered under the Securities Act. The Company shall be obligated to register the shares of Common Stock for any requesting Holder on two (2) occasions only. In the event the offering pursuant to
Section 2.1 is not completed, the Company's obligations pursuant to this Section 2 shall not be deemed to have been satisfied. No registration request may be made under Section 2.1 within one hundred and eighty (180) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the Holders of Registrable Securities shall have been entitled to participate pursuant to Section 3 and in which there shall have been effectively registered the entire amount of shares of Common Stock as to which registration shall have been so requested.

             2.3 DELAY IN REGISTRATION. Notwithstanding anything to the contrary contained herein, the Company shall have the right to delay a demand registration under Section 2.1 for a period not to exceed ninety (90) days if, in the reasonable judgment of the Company's Board of Directors taken in good faith, such registration would be detrimental to the Company, and the Company's Board of Directors certifies to the Holders in writing that such registration would be detrimental to the Company.

             2.4 UNDERWRITING ARRANGEMENTS. The Company shall have the right to require that the registration and sale pursuant to this Section 2 be underwritten by one or more investment banking firms of national reputation selected by the Company, subject to the approval of the participating Holders, which approval will not be unreasonably withheld, delayed or conditioned.

             2.5 CUSTOMARY AGREEMENTS. Each of the Holders participating in such registration and the Company agrees to enter into such customary agreements (including underwriting agreements in customary form) and to take such other actions as the Company or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the shares of Common Stock included therein.

             2.6 NOTICE TO OTHER HOLDER. Following receipt of any request under Section 2.1, the Company shall promptly notify in writing the other Holder from whom a request has not been received and shall use its best efforts to register under the Securities Act, for public sale, together with the shares of Common Stock specified in such notice, all shares of Common Stock requested to be registered by the other Holder.

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             2.7 PRO RATA REDUCTION. Notwithstanding the foregoing, if, and to the extent that the managing underwriter of the offering determines and advises in writing that the inclusion of all of the shares of Common Stock desired to be included by the Holders would interfere with the successful marketing of the shares of Common Stock to be sold, the number of shares of Common Stock to be included in the offering for the account of the Holders shall be reduced on a PRO RATA basis, based on the number of shares of Common Stock desired to be included in the registration statement by each Holder, PROVIDED, HOWEVER, that such number of shares of Common Stock desired to be included by the Holders shall not be reduced if any shares are to be included in such underwriting for the account of the Company or any other Person with registration rights other than the requesting Holders. In the event the number of shares of Common Stock of each Holder is reduced by 20% or more, the Company's obligation pursuant to this Section 2 shall not be deemed to have been satisfied.

             2.8 EXCEPTION. Notwithstanding anything in this Agreement to the contrary, the Company will have no obligation to register any shares which can be sold without restriction pursuant to Rule 144 of the Securities Act, including, but not limited to, Rule 144(k).

         3.  "PIGGY-BACK" REGISTRATION.

             3.1 NOTICE OF REGISTRATION. The Company shall give thirty (30) days prior written notice to all Holders of outstanding Registrable Securities if, at any time, it proposes to file a registration statement under the Securities Act for sale for cash to the public of Common Stock for its own account or the account of any other holder of securities of the Company (except with respect to registrations pursuant to a registration statement on Form S-4, Form S-8, or another form at the time not available for registering the Registrable Securities for sale to the public or such other registrations in connection with any acquisition of another Person or in connection with option or employee benefit plans of the Company).

             3.2 OBLIGATION TO REGISTER. Upon the written request of any Holder, received by the Company within fourteen (14) days after the receipt of notice from the Company pursuant to Section 3.1 hereof, to register shares of Common Stock held by the Holder (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use its best efforts to include the shares of Common Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company.

             3.3 PRO RATA REDUCTION. In the event that any registration pursuant to this Section 3 shall be, in whole or in part, an underwritten public offering of the Company's securities other than pursuant to Section 2 of this Agreement, if and to the extent that the managing underwriter of that offering determines and advises in writing that the inclusion of all shares of Common Stock requested to be registered by the Holder and by any other Person with similar "piggyback" registration rights would interfere with the successful marketing of the shares of Common Stock to be sold by the Company or such other security holders, then the amount of shares of Common Stock

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to be included in such an underwriting for the accounts of the requesting Holder and any other Person with similar "piggyback" registration rights may be reduced by reducing the number of shares of Common Stock offered by the Holder and any other Person with similar "piggyback" registration rights pro rata, based on the number of shares of Common Stock desired to be included in the registration statement by each Holder and by any other Person with similar "piggyback" registration rights.

             3.4 WITHDRAWAL OR DELAY. Notwithstanding the foregoing provisions, the Company may withdraw or delay any registration statement referred to in this
Section 3 without thereby incurring any liability to the Holders of Registrable Securities.

         4.  HOLDBACK ("STANDOFF") AGREEMENTS.

             4.1 Except as part of such underwritten registration, each Holder agrees not to offer for public sale or effect any public sale or distribution (including sales pursuant to Rule 144 or Rule 144A under the Securities Act) of Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities during the one hundred-eighty (180) day period (or such longer period as may be agreed to between the managing underwriter of the public offering and such Holder, provided the period shall not be longer than the period imposed on the Company pursuant to Section 4.2 below) beginning on the effective date of any underwritten registration of the Company's Registrable Securities unless the managing underwriter of the registered public offering otherwise agrees.

             4.2 The Company agrees not to offer for public sale or effect any public sale or distribution of its Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities, during the one hundred-eighty (180) day period (or such longer period as may be agreed to between the managing underwriter of the public offering and the Company) beginning on the effective date of any underwritten demand registration (except pursuant to registrations on Form S-8 or any successor form or pursuant to registrations on Form S-4 or any successor form), unless the managing underwriter otherwise agrees.

         5. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Sections 2 or 3 herein to use its best efforts (excluding the institution of litigation) to effect the registration of shares of Common Stock under the Securities Act, the Company will, as soon as is reasonably practicable:

             (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become effective, provided that as far in advance as practicable before filing such registration statement or any amendments or supplements hereto, the Company will furnish to each Holder registering Registrable Securities pursuant to such registration statement copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any such Holder shall have the opportunity to object to any information pertaining solely to such Holder that is contained therein and the


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Company will make corrections reasonably requested by such Holder with respect to such information prior to filing any such registration statement or amendment or supplement thereto.

             (b) prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of (a) such time as all of such securities have been disposed of in accordance wit the intended methods of disposition by the Holder or Holders thereof set forth in the registration statement and (b) ninety (90) days after such registration statement becomes effective, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

             (c) furnish to each such Holder (or such Holder's designated representative), copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such selling Holder may reasonably request in order to facilitate the disposition of the shares of Common Stock;

             (d) use its best efforts to register or qualify the Registrable Securities under such other securities or blue sky laws of such United States jurisdictions as any Holder (or the managing underwriter in the event the registration relates to a public offering to be underwritten) reasonably requests at the cost and expense of the Company and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder (provided that the Company will not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to so qualify for this subparagraph, or (ii) subject itself to taxation in any jurisdiction where it will not otherwise be taxable);

             (e) notify each selling Holder, at any time when such registration statement related thereto is effective under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact required to be stated therein or necessary to make the statements therein not misleading;

             (f) if the securities are quoted on the Nasdaq National Market or listed on a national securities exchange, cause all such securities to be listed, upon official notice of issuance, on the Nasdaq National Market or such other exchange on which the Company's securities are then listed;


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             (g) provide a transfer agent and registrar for all such securities not later than the effective date of such registration statement;

             (h) enter into such customary agreements (including underwriting agreements in customary form) or take any other reasonable action in order to expedite or facilitate the disposition of such securities;

             (i) make available for inspection by any selling Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's respective officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

             (j) obtain a cold comfort letter, addressed to the selling Holders, from the Company's independent public accountants in customary form and covering matters of the type customarily covered by cold comfort letters.

             (k) take all other steps necessary to effect the registration of the Registerable Securities contemplated hereby.

         6. COVENANTS OF HOLDERS. Each of the Holders agrees that the obligation of the Company to register the Registrable Securities pursuant to Sections 2 or 3 is conditioned upon the following covenants and agreements:

             (a) Each Holder agrees that it will dispose of the Registrable Securities in compliance with all applicable laws. Registrable Securities may be transferred to any Person, Provided that any such transfer permitted by this
Section 6(a) may only be made by compliance with the provisions contained herein. Any purported transfer in violation hereof shall be null and void. Each Holder agrees to be bound by the provisions of this Section 6(a) and to indemnify and hold harmless the Company against loss or liability arising from the transfer of Registrable Securities in violation of the provisions of this
Section 6(a). Prior to any transfer or purported transfer of Registrable Securities in accordance with the terms hereof, each Holder shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall be in sufficient detail, and may be accompanied by an opinion of counsel to such Holder.

                  (i) If, in the opinion of counsel to such Holder reasonably satisfactory in form and substance to the Company, or if such notice was not accompanied by an opinion of counsel of such Holder, then, if, in the opinion of counsel to the Company, the proposed transfer may be effected without registration under the Securities Act and under state securities law, such Holder shall be entitled to transfer such Registrable Securities in accordance with the terms of the notice delivered to the Company. The Company will advise

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         such Holder within twenty (20) days after submission of such notice whether such Holder is entitled to effect such transfer;

                  (ii) If in the reasonable opinion of either of such counsel, the proposed transfer cannot be effected without registration under the Securities Act and state securities laws, the Company shall, as promptly as practicable, so notify such Holder, and such Holder shall not effectuate the proposed transfer;

                  (iii) All expenses of obtaining any opinions of counsel referred to in this Section 6 (a) shall be borne by the Holder proposing to transfer the Registrable Securities;

                  (iv) Except as otherwise provided in this Agreement, the Company shall have no obligation to any Holder to cause or consent to the registration of Registrable Securities under the Securities Act or state securities laws;

                  (v) Except in the case of sale of Registrable Securities pursuant to a registration statement which is declared effective under the Securities Act or sold pursuant to Rule 144, as a condition to the transfer, any proposed transferee must agree in writing (in form and substance reasonably acceptable to the Company) to be bound by the terms and conditions of this Agreement; and

                  (vi) Each certificate for Registrable Securities shall be stamped or otherwise imprinted with legends in substantially the following form:

                       The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state; and may not be sold, assigned, transferred, pledged or otherwise disposed of except in compliance with, or pursuant to an exemption from, the requirements of such Act or such laws.

                       The Securities represented by this certificate are subject to restrictions on transfer contained in a Registration Rights Agreement of the Company dated as of October 1, 1996, a copy of which is on file at the principal office of the Company.

                (b) Each Holder agrees that it will provide the Company with information with respect to such Holder and such Holder's intended method of distribution of such Registrable Securities as (i) may be necessary for the Company to comply with its obligations under this Agreement, or any agreement, document or instrument executed in connection herewith and (ii) the Company may from time to time reasonably request in order to minimize the effect of any offering

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of Registrable Securities on the market price of its Common Stock. Each Holder agrees (x) to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of distribution of such Registrable Securities or omits or would omit to state any fact regarding such Holder or such Holder's intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and (y) promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required ro be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

             (c) Each Holder of Registrable Securities to be registered pursuant to Sections 2 or 3 agrees that, upon receipt of a reasonable request from the Company that such Holder discontinue use of the registration statement covering the Registrable Securities for a reasonable length of time that will not exceed [ninety (90)] days (the "Delay Period"), or (ii) any notice from the Company of the happening of any event described in Section 5(e) hereof, such Holder will forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement until such Holder shall have received (x) in the case of clause (i) of this sentence, notice form the Company of the end of the Delay Period and, if applicable, copies of any supplemental or amended prospectus, and (y) in the case of clause (ii) of this sentence, copies of the supplemental or amended prospectus contemplated by Section 5(e).

         7. REGISTRATION EXPENSES. All expenses incurred in complying with
Section 2 and 3, including, without limitation, all registration filing and qualification fees, printing expenses, fees and disbursements of counsel, independent public accountants and other experts for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., exchange listing fees, transfer taxes, fees of transfer agents and registrars, costs of issuance (excluding any and all Selling Expenses (as defined below) are called "Registration Expenses, " and shall be borne by the Company. "Selling Expenses" include, without limitation, all fees and disbursements of counsel for, or consultants to, the participating Holders and all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities. Selling Expenses shall be borne by the Holders.

         8. INDEMNIFICATION AND CONTRIBUTION.

            8.1 The Company will indemnify and hold harmless, to the fullest extent permitted by law, each Holder participating in any registration, and such Holder's officers, directors, partners and controlling persons (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses, joint or several (or actions in respect thereof) arising out of or caused by any untrue or alleged untrue statement of material fact contained in any registration


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statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each such individual for any legal and other expenses as such expenses are reasonably incurred by them in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with the information furnished to the Company by any such individual specifically for use therein
(ii) such Holder's failure to send or give a copy of the final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the Holders.

            8.2 In connection with any registration in which a Holder is participating, each such Holder will furnish to the Company in writing such information relating to disclosure concerning the Holder required by the Securities Act to be included in such registration statement for use in connection with any such registration statement or the prospectus contained therein and, to the fullest extent permitted by law, will indemnify and hold harmless the Company and the underwriter(s), the directors and officers and each person who controls the Company and the underwriter(s), as applicable, (within the meaning of the Securities Act) and any other participating Holder against any losses, claims, damages, liabilities and expenses, joint or several, resulting from any untrue or alleged untrue statement of material fact contained in such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that such Holder will be liable hereunder in any such case if and only to the extent that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in strict conformity with information pertaining to such Holder, as such, furnished in writing to the Company by such Holder stated to be specifically for use in such registration statement and prospectus; and, PROVIDED FURTHER, however, that the liability of each such Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such Holder from the sale of the shares of Registrable Securities covered by such registration statement.

            8.3 Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made

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against the indemnifying party hereunder, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to such indemnified party for contribution or otherwise other than under this
Section 8 and shall only relieve it from any liability which it may have to such indemnified party under this Section 8 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, if the defendants in any such action include both the indemnified party and indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (a) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel) or (b) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party. If the defense is assumed by the indemnifying party, such indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld).

            8.4 In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (a) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case or (b) contribution under the Securities Act may be required on the part of any such Holder or any such controlling person in circumstances for which indemnification is provided under this Section 8; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others): (i) in such proportion as is appropriate to reflect the relative fault of such Holder, on the one hand, and the Company on the other in connection with the


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


statements or omissions that resulted in such losses, claims, damages or liabilities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (x) no selling Holder will be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement and (y) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

            8.5 The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

         9. CHANGES IN COMMON STOCK. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustments shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

         10. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times after ninety (90) days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

            (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144");

            (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

            (c) furnish to each holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Registrable Securities without registration.


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

         11. TERM.

             11.1 The obligations of the Company to register Registrable Securities pursuant to this Agreement shall terminate after five (5) years following the Initial Public Offering.

             11.2 The obligations of the Company to register shares of Common Stock pursuant to this Agreement may also terminate on an earlier date if agreed to in writing by the Company and all of the Holders who still hold shares of Registrable Securities.

         12. ASSIGNMENT.

             12.1 The registration rights and covenants conferred herein on the Holders bind and inure to the benefit of the Holders and their successors and assigns, subject to the termination provisions set forth in Section 11.

             12.2 All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the successors and assigns of the Company, whether so expressed or not. Any failure by the Company to fulfill a covenant or obligation hereunder which is the result of a failure by a Holder to provide such notice shall not be deemed to be a breach of any covenant or obligation hereunder.

             12.3 Without limiting the generality of the foregoing, nothing in this Agreement shall be construed to create any right or obligations except among the parties hereto and their respective and permitted successors and assigns, and no person or entity shall be regarded as a third-party beneficiary of this Agreement, except as provided herein.

             13. NOTICES. Any consent, request, waiver, notice or other communication or document required or permitted to be given pursuant to any provision of this Agreement ("Notice") shall be deemed duly given only when in writing, signed by or on behalf of the person giving such Notice, and: (a) personally delivered (with receipt acknowledged by the recipient or its agent),
(b) deposited in a designated U.S. mail depository, registered or certified mail, return receipt requested, postage prepaid, or (c) sent by overnight courier (with receipt acknowledged by the recipient or its agent), addressed, if to the Company, to its principal office, or, if to any Holder, at the address of such Holder as shown on the records of the Company. Any such Notice shall be deemed received (i) upon personal delivery, (ii) three (3) days after mailing as provided above or (iii) upon delivery by overnight courier (with receipt acknowledged by the recipient or its agent).

             14. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the law of the State of Ohio, without giving effect to the conflict of laws principles thereof.

             15. NO WAIVERS; REMEDIES CUMULATIVE. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further right, power or remedy hereunder. The remedies hereunder are cumulative and not exclusive of any remedies provided by law.

             16. AMENDMENT. This Agreement may not be amended or modified, and no provision hereof may be waived, in whole or in part, without the written agreement of the Company and by the record Holders holding at least a majority of the Registrable Securities or their permitted successors and assigns.

             17. HEADINGS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of, the terms or provisions hereof.

             18. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

             19. SEVERABILITY. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and the provision and this Agreement as so limited shall remain in full force and effect.

             20. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of any Holder or the Company, the Company and the Holders shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

             21. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        MAZEL STORES, INC.

                                        By:_____________________________
                                        Name: Rueven Dessler
                                        Title: Chairman and Chief Executive
                                        Officer


                                        MAZEL/D&K, INC.

                                        By:_____________________________
                                        Name: Rueven Dessler
                                        Title: President


                                        ZS MAZEL L.P.
                                        By:      ZS Mazel, Inc.,
                                                 its General Partner

                                        By:_____________________________
                                        Name: Robert Horne
                                        Title: Vice President

                                        ZS MAZEL II L.P.

                                        By:      ZS Mazel, Inc.,
                                                 its General Partner

                                        By:_____________________________
                                        Name: Robert Horne
                                        Title: Vice President

                                        ZS MAZEL INC.

                                        By:_____________________________
                                        Name: Robert Horne
                                        Title:  Vice President


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